                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                          PRINCIPAL ACCOUNTING OFFICER
                          OF STILLWATER MINING COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying Amendment No. 1 to Annual report on Form 10-K for the period ended December 31, 2005 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory A. Wing, Vice President and Chief Financial Officer of Stillwater Mining Company (the "Company") hereby certify that, to my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 10, 2007,

                                                 /s/ Gregory A. Wing
                                     -------------------------------------------
                                                   Gregory A. Wing
                                     Vice President and Chief Financial Officer

The above certification is furnished solely to accompany the Report pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K/A or as a separate disclosure statement.